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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)      July 28, 1998
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                         NAVIGANT INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)


           DELAWARE                       000-24387              52-2080967
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


       84 INVERNESS CIRCLE EAST
         ENGLEWOOD, COLORADO                                        80112
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number:  (303) 706-0800
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Former name or former address, if changed since last report:  Not Applicable
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                         NAVIGANT INTERNATIONAL, INC.

                                    FORM 8-K

                                 JULY 28, 1998


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
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(a)  Pursuant to a Stock Purchase Agreement dated July 28, 1998 by and among
     Navigant International, Inc. ("Navigant" or "Registrant"), Professional Travel Corporation ("PTC"), a wholly-owned subsidiary of Navigant, Arrington Travel Center, Inc. ("ATCI") and Michael B. Arrington, the sole shareholder of ATCI, PTC acquired from Michael B. Arrington on July 28, 1998 all of the issued and outstanding shares of capital stock of ATCI, a provider of corporate travel management services. The acquisition will be accounted for as a purchase. The purchase price of $17.1 million in cash, negotiated at arms' length between the parties, was funded through Navigant's revolving credit facility from NationsBank, N.A. as Administrative Agent. A copy of the joint press release of Navigant and ATCI with respect to the transaction is included as Exhibit 99.1.

(b) ATCI will continue to operate as a provider of corporate travel management services as a subsidiary of PTC.

ITEM 5.   OTHER EVENTS
-----------------------

     Pursuant to an Interest Purchase Agreement dated July 24, 1998 by and among Navigant, PTC, Atlas Travel Services, Ltd. ("Atlas") and Ariel Leibovitz, Doreen
N. Leibovitz and Gary Pearce (the "Interestholders"), PTC acquired from the Interestholders on July 24, 1998 all of the outstanding membership interest in Atlas, a provider of corporate travel management services. The acquisition will be accounted for as a purchase. The purchase price of $17.6 million in cash, negotiated at arms' length between the parties, was funded through Navigant's revolving credit facility from NationsBank, N.A. as Administrative Agent. A copy of the joint press release of Navigant and Atlas with respect to the transaction is included as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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(a)  As of the date of this Form 8-K, it is impractical for the Registrant to provide the financial statements for ATCI, required pursuant to Article 3 of Regulation S-X. In accordance with Item 7(a) of Form 8-K, such financial statements for ATCI, will be filed by amendment to this Form 8-K on or before October 11, 1998.

(b) As of the date of this Form 8-K, it is impractical for the Registrant to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X. In accordance with Item 7(b) of Form 8-K, such pro forma financial information will be filed by amendment to this Form 8-K on or before October 11, 1998.

(c)  Exhibits

     10.1* Stock Purchase Agreement dated July 28, 1998 by and among Navigant
           International, Inc., Professional Travel Corporation, Arrington Travel Center, Inc. and Michael B. Arrington.

     99.1  Joint press release, dated July 29, 1998.


* The Company is applying for confidential treatment with respect to portions of this exhibit.
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                                  SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          Date:  August 11, 1998.


                                        NAVIGANT INTERNATIONAL, INC.
                                        a Delaware corporation


                                        BY:  /s/  Robert C. Griffith
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                                           Name:  Robert C. Griffith
                                           Title: Chief Financial Officer
                                                  and Treasurer
                                                  (Principal Financial and
                                                   Accounting Officer)

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